Exhibit 99.1

emathis@invernessinvestments.com

Office
2560 W. Main St., Ste 200
Littleton, CO 80120
(303) 794-9450

July 9, 2007

Board of Directors
XELR8 Holdings, Inc.
480 S. Holly Street
Denver, CO 80246

Re:          Resignation as Director

To the Board of Directors:

Effective today, the undersigned resigns as a director of XELR8 Holdings, Inc.

/s/ Earnest Mathis
Earnest Mathis